UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 28, 2015

VITAL THERAPIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15010 Avenue of Science, Suite 200

San Diego, California 92128

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (858) 673-6840

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On September 28, 2015, Vital Therapies, Inc. issued a press release outlining plans for a possible new phase 3 clinical trial designed to confirm ELAD’s safety and efficacy in alcohol-induced liver decompensation (AILD) based on trends identified in pre-specified and post-hoc subset analyses of the subjects in the Company’s recently completed VTI-208 phase 3 clinical trial in AILD. In addition, on September 28, 2015, a new investor presentation including additional data from its VTI-208 clinical trial was made available on the Company’s website. The full text of the press release and the new presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 28, 2015.
99.2	Investor presentation dated September 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL THERAPIES, INC.

By:	/s/ Michael V. Swanson
Michael V. Swanson Chief Financial Officer

Date: September 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 28, 2015.
99.2	Investor presentation dated September 28, 2015.